© 2025 Insight. All Rights Reserved. 1 Insight Enterprises, Inc. First Quarter 2025 Earnings Conference Call and Webcast

© 2025 Insight. All Rights Reserved. 2 Disclosures ◦ Safe harbor statement This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 related to Insight’s plans and expectations. Statements that are not historical facts, including those related to our expectations about future financial results and the assumptions related thereto, our expectations regarding future expected trends in the IT market and our opportunities for growth, are forward-looking statements. These forward-looking statements are subject to assumptions, risks and uncertainties which could cause actual results or future events to differ materially from such statements. Insight Enterprises, Inc. (the "Company") undertakes no obligation to update publicly or revise any of the forward-looking statements, except as otherwise required by law. More detailed information about forward-looking statements and risk factors is included in today’s press release and discussed in the Company’s most recently filed periodic reports and subsequent filings with the Securities and Exchange Commission. ◦ Non-GAAP measures This presentation will reference certain non-GAAP financial information as ‘Adjusted’. A reconciliation of non-GAAP financial measures presented in this document to our actual GAAP results is attached to the back of this presentation and included in the press release issued today, which you may find on the Investor Relations section of our website at investor.insight.com. These non-GAAP measures are used by the Company and its management to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare the Company’s results to those of the Company’s competitors. The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and the Company’s competitors’ results and assist in forecasting performance for future periods. These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. ◦ Constant currency In some instances, the Company refers to changes in net sales, gross profit, earnings from operations and Adjusted earnings from operations on a consolidated basis and in North America, EMEA and APAC excluding the effects of fluctuating foreign currency exchange rates. In addition, the Company refers to changes in Adjusted diluted earnings per share on a consolidated basis excluding the effects of fluctuating foreign currency exchange rates. These are also considered to be non-GAAP measures. The Company believes providing this information excluding the effects of fluctuating foreign currency exchange rates provides valuable supplemental information to investors regarding its underlying business and results of operations, consistent with how the Company and its management evaluate the Company’s performance. In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period.

© 2025 Insight. All Rights Reserved. 3 Table of Contents ◦ Solutions Integrator Strategy ◦ Solutions at Work ◦ Awards, Recognitions and Impact ◦ First Quarter 2025 Highlights and Performance ◦ 2027 KPIs for Success ◦ 2025 Outlook ◦ Appendix

© 2025 Insight. All Rights Reserved. 4 Put clients first We put our clients first, delivering essential value that contributes to their success and making us the partner they can't live without. Deliver differentiation Our combination of innovative and scalable solutions, exceptional talent and unique portfolio strategy gives us a differentiated advantage. Champion culture Our teammates and our culture are our biggest assets. We champion them to deliver the best. Put Clients First Deliver Differentiation Champion Our Culture Drive Profitable Growth Solutions Integrator ≠ Systems Integrator S Reseller S Distributor Our strategy is to become THE leading SOLUTIONS INTEGRATOR X The pillars of our strategy are:

© 2025 Insight. All Rights Reserved. 5 DRIVE PROFITABLE GROWTH We relentlessly pursue high performance, operational excellence and profitable growth. Put clients first We put our clients first, delivering essential value that contributes to their success and making us the partner they can't live without. Deliver differentiation Our combination of innovative and scalable solutions, exceptional technical talent and compelling portfolio strategy gives us a differentiated advantage. Champion our culture Our teammates and our culture are our biggest assets. We champion them to deliver the best. Our strategy is to become THE leading SOLUTIONS INTEGRATOR

© 2025 Insight. All Rights Reserved. 6 The challenge: The results: • The Sherlock Company faced the challenge of efficiently extracting compelling, on-brand stills and clips from extensive video content to enable hyper-personalized marketing • Traditionally, this process was labor-intensive, time-consuming, and making it costly to create diverse and personalized content variations The solution: 10x Faster Content Creation • Insight partnered with The Sherlock Company to design and implement a multistage AI pipeline using Vertex AI and Gemini • This solution automates the selection of high- quality stills and clips based on user-defined prompts, significantly reducing processing time and enabling scalable content generation • Reduced thumbnail selection time from days to 10 minutes • Established scalable content generation with unlimited variations at minimal added cost

© 2025 Insight. All Rights Reserved. 7 The challenge: The results: • Boyne Resorts faced data silos due to managing multiple disconnected systems, which fragmented customer insights and made it difficult to have a complete understanding of guest interactions • They required a partner to integrate their disparate platforms and guide a transition towards a more flexible and modern IT architecture to enhance customer focus The solution: Using Data for Competitive Edge • Insight's Microsoft architects are helping implement "Customer 360," an integration project that unified customer data from multiple platforms including e-commerce, warehouse management solutions and product management and data intelligence software into a single record, providing a comprehensive view of each guest • The new system architecture was intentionally designed for scalability and flexibility, enabling easier future updates or replacements of individual components without major disruption • The unified Customer 360 view will allow Boyne Resorts to track guest activity across all touchpoints, enabling smarter operations and more personalized customer experiences • Leveraging the new integrations, Boyne is developing the "MyAccount" application, providing guests with a seamless digital experience and a consolidated view of their interactions and orders

© 2025 Insight. All Rights Reserved. 8 Awards, Recognitions and Impact Awards and Recognitions X • 2025 Google Partner of the Year for Google Workspace • Intel US Data Center Partner of the Year • ESET Canada Enterprise Partner of the Year • Attained top-tier status as an Elite consulting partner with Databricks, a leader in data, analytics and AI • Achieved five Google Public Sector Partner Expertise Specializations in AI and ML, data analytics, maps and geospatial, security and work transformation • Newsweek America’s Greatest Workplaces for Diversity for 2025 • Best Workplace for Large Companies in the Philippines in 2025 • Maintained perfect score of 100 out of 100 on the Human Rights Campaign Foundation’s 2025 Corporate Equality Index Read our 2025 Insight Corporate Citizenship Report to learn how we use tech for good: www.insight.com/corporatecitizenship Corporate Citizenship Report

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 9 © 2025 Insight Q1 2025 Performance (Changes against prior year period) * See Appendix for reconciliation of non-GAAP measures NET SALES $2.1B -12% YoY GROSS PROFIT $406M -8% YoY MARGINS GROSS MARGIN 19.3% +80 bps EFO MARGIN 2.9% -130 bps ADJUSTED EFO* MARGIN 4.9% -20 bps EARNINGS CLOUD GROSS PROFIT XD $103M -3% YoY INSIGHT CORE SERVICES GROSS PROFIT $73M -4% YoY EARNINGS FROM OPERATIONS EARNINGS FROM OPERATIONS X $60M -40% YoY DILUTED EARNINGS PER SHARE X $0.22 -87% YoY NET EARNINGS NET EARNINGS $8M -89% YoY ADJUSTED EARNINGS FROM OPERATIONS* $102M -16% YoY ADJUSTED DILUTED EARNINGS PER SHARE* $2.06 -13% YoY ADJUSTED EBITDA* $111M -16% YoY OPERATING CASH FLOWS NET CASH FROM OPERATIONS X $78M SERVICE DELIVERY SCALE HEADCOUNT Skilled, certified consulting and service delivery professionals 6,400+

© 2025 Insight. All Rights Reserved. 10 US Dollars in millions Description Net payments InfoCenter (May 2024) $265 NWT* (July 2024) $5 Total payments for acquisitions** $270 Total share repurchases $165 Total warrant settlement payments*** $139 Total $574 YoY increase in total debt $80 • Total debt balance at March 31, 2025 - $961.2 million • Total debt balance at March 31, 2024 - $881.6 million • YoY increase in total debt of $79.6 million • Acquisitions, share repurchases and warrant settlement - $574 million * Acquired entity in our EMEA segment ** Cash paid, net of cash and cash equivalents acquired (from Statement of Cash Flows) *** Amount represents the warrant settlement payments that occurred in Q1. At the start of Q2, we paid an incremental $83M to settle additional warrants for a total of 3.6 million warrants for $222 million Debt

2027 KPIs for Success

KPIs	TTM Q1 2025**	2027	
Cloud GP Growth	14%	16% - 20%	5-year CAGR***
Core services GP Growth	8%	16% - 20%	5-year CAGR***
Adjusted EBITDA Margin*	6.2%	6.5% - 7.0%	
Adjusted DEPS* Growth	(9)%	19% - 22%	5-year CAGR***
Adjusted ROIC*	14.9%	>25%	
Adjusted free cash flow as % of Adjusted net earnings*	129%	>90%	

* Adjusted non-GAAP basis excludes (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) certain third-party data center service outage related expenses and recoveries, (vii) gains and losses from revaluation of acquisition related earnout liabilities, and (viii) the tax effects of each of these items, as applicable. Due to the inherent difficulty of forecasting these adjustments, which impact net earnings, net earnings margin, diluted earnings per share, earnings from operations and net cash provided by operating activities as a percentage of net earnings, the Company is unable to reasonably estimate the impact of these adjustments, if any, to such GAAP measures. Accordingly, the Company is unable to provide a reconciliation for the 2027 forecast of GAAP to non-GAAP net earnings, diluted earnings per share, adjusted free cash flow as a percentage of adjusted net earnings, ROIC and EBITDA margin. See Appendix and elsewhere in this presentation for reconciliation of historical non-GAAP measures

** Growth baseline period is TTM Q1 2024

*** CAGR baseline year is 2022

Note 1: Insight Core services is defined as services Insight delivers and manages

Note 2: Adjusted free cash flow is defined as cash flow from operations minus capital expenditures

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© 2025 Insight. All Rights Reserved. 12 Assumptions: As of May 1, 2025 Gross profit growth low single-digits Gross margin approximately 20% Adjusted diluted EPS* $9.70 - $10.10 Interest expense $70 - $75 million Effective tax rate 25% - 26% Capital expenditures $35 - $40 million Average share count 32.9 million Other Exclusions and Assumptions: • Average share count for the full year of 32.9 million shares reflects the settlement of the remaining warrants associated with our convertible senior notes in 2025 • Excludes acquisition-related intangibles amortization expense of approximately $74.3 million (posted on website) • Assumes no acquisition or integration-related, transformation or severance and restructuring expenses, net • Assumes no significant change in our debt instruments or the macroeconomic environment, whether due to tariffs or otherwise * Adjusted diluted earnings per share excludes severance and restructuring expense, net and other unique items as well as amortization expense related to acquired intangibles. Due to the inherent difficulty of forecasting some of these types of expenses, which impact net earnings, diluted earnings per share and selling and administrative expenses, the Company is unable to reasonably estimate the impact of such expenses, if any, to net earnings, diluted earnings per share and selling and administrative expenses. Accordingly, the Company is unable to provide a reconciliation of GAAP to non-GAAP diluted earnings per share for the full year 2025 forecast Full Year 2025 Outlook

© 2025 Insight. All Rights Reserved. 13 Appendix

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 14 © 2025 Insight NET SALES GROSS PROFIT * For the twelve months ended March 31, 2025 Trailing twelve months Trailing twelve months $2.1B -12% YoY $2.4B $2.2B $2.1B $2.1B $2.1B Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 $9.2B $9.2B $9.0B $8.9B $8.7B $8.4B 2023 Q1-24 Q2-24 Q3-24 2024 Q1-25 $8.4B* -9% YoY $406M -8% YoY 18.5% 21.0% 20.7% 21.2% 19.3% $441M $453M $432M $440M $406M Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 $1.7B* +1% YoY 18.2% 18.6% 19.2% 19.9% 20.3% 20.6% $1.7B $1.7B $1.7B $1.8B $1.8B $1.7B 2023 Q1-24 Q2-24 Q3-24 2024 Q1-25 Gross Margin

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 15 © 2025 Insight Gross Margin SERVICES NET SALES SERVICES GROSS PROFIT * For the twelve months ended March 31, 2025 Trailing twelve months Trailing twelve months $396M -5% YoY $416M $435M $414M $421M $396M Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 $1,544M $1,604M $1,635M $1,673M $1,686M $1,666M 2023 Q1-24 Q2-24 Q3-24 2024 Q1-25 $1.7B* +4% YoY $249M $263M $245M $254M $231M Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 60% 60% 59% 60% 58% $231M -7% YoY $897M $949M $976M $1,004M $1,010M $992M 2023 Q1-24 Q2-24 Q3-24 2024 Q1-25 $1.0B* +4% YoY 58% 59% 60% 60% 60% 60%

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 16 © 2025 Insight INSIGHT CORE SERVICES GROSS PROFIT CLOUD GROSS PROFIT * For the twelve months ended March 31, 2025 Note: Insight Core services is defined as services Insight delivers and manages Trailing twelve months Trailing twelve months $76M $81M $81M $78M $73M Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 31% 32% 32% 32% 31% $73M -4% YoY Gross Margin $273M $288M $297M $307M $315M $312M 2023 Q1-24 Q2-24 Q3-24 2024 Q1-25 30% 31% 31% 31% 32% 32% $312M* +8% YoY $107M $130M $122M $125M $103M Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 $400M $423M $447M $481M $484M $480M 2023 Q1-24 Q2-24 Q3-24 2024 Q1-25 $103M -3% YoY $480M* +14% YoY

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 17 © 2025 Insight EARNINGS FROM OPERATIONS ADJUSTED EARNINGS FROM OPERATIONS** * For the twelve months ended March 31, 2025 ** See Appendix for reconciliation of non-GAAP measures Trailing twelve months Trailing twelve months $100M $131M $93M $65M $60M Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 $420M $442M $455M $456M $389M $349M 2023 Q1-24 Q2-24 Q3-24 2024 Q1-25 $60M -40% YoY $349M* -21% YoY $122M $131M $120M $129M $102M Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 $102M -16% YoY $492M $520M $521M $522M $502M $483M 2023 Q1-24 Q2-24 Q3-24 2024 Q1-25 $483M* -7% YoY

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 18 © 2025 Insight DILUTED EARNINGS PER SHARE ADJUSTED DILUTED EARNINGS PER SHARE** * For the twelve months ended March 31, 2025 ** See Appendix for reconciliation of non-GAAP measures Trailing twelve months Trailing twelve months $1.74 $2.27 $1.52 $0.99 $0.22 Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 $7.55 $7.95 $8.05 $7.94 $6.55 $5.11 2023 Q1-24 Q2-24 Q3-24 2024 Q1-25 $2.37 $2.46 $2.19 $2.66 $2.06 Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 $9.69 $10.28 $10.17 $9.99 $9.68 $9.39 2023 Q1-24 Q2-24 Q3-24 2024 Q1-25 $0.22 -87% YoY $5.11* -36% YoY $2.06 -13% YoY $9.39* -9% YoY

© 2025 Insight. All Rights Reserved. 19 Three Months Ended March 31, US Dollars in $000s, except for per share data 2025 2024 Change Consolidated IEI Net sales $2,103,556 $2,379,485 (12) % Net sales, constant currency* (11) % Product net sales $1,707,800 $1,963,955 (13) % Services net sales $395,756 $415,530 (5) % Gross profit $406,477 $440,928 (8) % Gross margin 19.3% 18.5% 80 bps Gross profit, constant currency* (7) % Product gross profit $175,974 $192,371 (9) % Services gross profit $230,503 $248,557 (7) % GAAP earnings from operations $60,103 $99,986 (40) % Adjusted earnings from operations** $102,352 $121,750 (16) % GAAP diluted earnings per share $0.22 $1.74 (87) % Adjusted diluted earnings per share** $2.06 $2.37 (13) % * Reference “Constant currency” section on slide 2 of this presentation ** See Appendix for reconciliation of non-GAAP measures Q1 2025 YTD | Financial Performance

Consolidated IEI Financial Metrics

Three Months Ended	Q1-24	Q2-24	Q3-24	Q4-24	Q1-25
Net Sales YoY	2%	(8)%	(8)%	(7)%	(12)%
Gross Margin	18.5%	21.0%	20.7%	21.2%	19.3%
GAAP EFO	$100.0M	$131.1M	$92.9M	$64.7M	$60.1M
GAAP EFO YoY	29%	11%	1%	(51)%	(40)%
GAAP EFO Margin	4.2%	6.1%	4.4%	3.1%	2.9%
Adjusted EFO*	$121.8M	$131.1M	$120.1M	$129.4M	$102.4M
Adjusted EFO* YoY	30%	1%	—%	(13)%	(16)%
Adjusted EFO* Margin	5.1%	6.1%	5.8%	6.2%	4.9%
GAAP Diluted EPS	$1.74	$2.27	$1.52	$0.99	$0.22
GAAP Diluted EPS YoY	30%	5%	(6)%	(59)%	(87)%
Adjusted Diluted EPS*	$2.37	$2.46	$2.19	$2.66	$2.06
Adjusted Diluted EPS* YoY	33%	(4)%	(8)%	(11)%	(13)%

Twelve Months Ended	2023	Q1-24	Q2-24	Q3-24	2024	Q1-25
Net Sales YoY	(12)%	(9)%	(7)%	(6)%	(5)%	(9)%
Gross Margin	18.2%	18.6%	19.2%	19.9%	20.3%	20.6%
GAAP EFO	$419.8M	$442.3M	$454.8M	$455.8M	$388.6M	$348.7M
GAAP EFO YoY	1%	8%	14%	13%	(7)%	(21)%
GAAP EFO Margin	4.6%	4.8%	5.0%	5.1%	4.5%	4.1%
Adjusted EFO*	$492.1M	$519.9M	$521.3M	$521.6M	$502.4M	$483.0M
Adjusted EFO* YoY	5%	10%	14%	11%	2%	(7)%
Adjusted EFO* Margin	5.4%	5.6%	5.8%	5.9%	5.8%	5.7%
GAAP Diluted EPS	$7.55	$7.95	$8.05	$7.94	$6.55	$5.11
GAAP Diluted EPS YoY	(1)%	6%	11%	9%	(13)%	(36)%
Adjusted Diluted EPS*	$9.69	$10.28	$10.17	$9.99	$9.68	$9.39
Adjusted Diluted EPS* YoY	6%	13%	15%	8%	—%	(9)%

* See Appendix for reconciliation of non-GAAP measures

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Services Financial Metrics

Three Months Ended	Q1-24	Q2-24	Q3-24	Q4-24	Q1-25
Services Revenue	$416M	$435M	$414M	$421M	$396M
Services Revenue YoY	17%	8%	10%	3%	(5%)
Services Gross Profit	$249M	$263M	$245M	$254M	$231M
Insight Core Services Gross Profit	$76M	$81M	$81M	$78M	$73M
Agent Services* Gross Profit	$173M	$182M	$164M	$176M	$158M
Services Gross Profit YoY	27%	11%	13%	3%	(7%)
Insight Core Services Gross Profit YoY	24%	12%	14%	12%	(4%)
Agent Services* Gross Profit YoY	28%	11%	13%	(1%)	(9%)
Services Gross Margin	60%	60%	59%	60%	58%
Insight Core Services Gross Margin	31%	32%	32%	32%	31%
Agent Services* Gross Margin	100%	100%	100%	100%	100%

Twelve Months Ended	2023	Q1-24	Q2-24	Q3-24	2024	Q1-25
Services Revenue	$1,544M	$1,604M	$1,635M	$1,673M	$1,686M	$1,666M
Services Revenue YoY	4%	7%	8%	10%	9%	4%
Services Gross Profit	$897M	$949M	$976M	$1,004M	$1,010M	$992M
Insight Core Services Gross Profit	$273M	$288M	$297M	$307M	$315M	$312M
Agent Services* Gross Profit	$624M	$662M	$679M	$697M	$695M	$680M
Services Gross Profit YoY	12%	16%	17%	16%	13%	4%
Insight Core Services Gross Profit YoY	8%	14%	15%	14%	15%	8%
Agent Services* Gross Profit YoY	14%	16%	18%	17%	11%	3%
Services Gross Margin	58%	59%	60%	60%	60%	60%
Insight Core Services Gross Margin	30%	31%	31%	31%	32%	32%
Agent Services* Gross Margin	100%	100%	100%	100%	100%	100%

* Represents agent services other than those included in Insight Core services

Note 1: Insight Core services is defined as services Insight delivers and manages
Note 2: Numbers may not foot due to immaterial rounding

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© 2025 Insight. All Rights Reserved. 22 * See Appendix for reconciliation of non-GAAP measures ** In constant currency for EMEA and APAC. Reference “Constant currency” section on slide 2 of this presentation Three Months Ended March 31, 2025 North America EMEA APAC Net Sales $1.7B $342.8M $60.1M Net Sales YoY** (11%) (15%) 1% Gross Profit $319.5M $71.9M $15.1M Gross Profit YoY** (9%) (2%) (2%) Gross Margin 18.8% 21.0% 25.1% Gross Margin YoY 40 bps 280 bps (90) bps GAAP EFO $50.8M $5.0M $4.3M GAAP EFO YoY** (40%) (54%) (7%) Adjusted EFO* $87.0M $11.0M $4.4M Adjusted EFO* YoY** (15%) (20%) (9%) GEO Financial Metrics

© 2025 Insight. All Rights Reserved. 23 Adjusted EBITDA and Debt Covenants Twelve Months Ended March 31, US Dollars in $000s 2025 2024 Adjusted Consolidated EBITDA: Net earnings $ 190,178 $ 298,364 Interest expense 70,742 52,157 Taxes 73,552 101,321 Depreciation and amortization of property and equipment 28,826 26,853 Amortization of intangible assets 73,204 42,846 Change in fair value of earnout liabilities 6,410 941 Net loss on revaluation of warrant settlement liabilities 25,069 — Other* 54,659 33,813 Adjusted consolidated EBITDA $ 522,640 $ 556,295 Net earnings as a % of net sales 2.3% 3.2 % Adjusted consolidated EBITDA margin 6.2% 6.0 % Add: Non-cash stock-based compensation 34,775 30,098 Adjusted consolidated EBITDAS 557,415 586,393 Less: Capital expenditures (47,430) (36,628) Adjusted consolidated EBITDAS for FCCR Ratio $ 509,985 $ 549,765 Taxes and interest** $ 134,754 $ 139,906 Fixed Charge Coverage Ratio 3.8 3.9 Fixed Charge Coverage $509,985 $134,754 EBITDA-Dividends-CAPEX Fixed Charges $— $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 $550,000 Total Leverage Ratio $961,187 $557,415 Consolidated Funded Indebtedness Adjusted Consolidated EBITDAS $— $300,000 $600,000 $900,000 $1,200,000 * “Other” includes (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) transformation costs, (iv) certain acquisition and integration related expenses, and (v) certain third-party data center service outage related expenses and recoveries, as applicable ** Tax expense plus interest expense less non-cash imputed interest under the Company’s inventory financing facilities 3.78x 1.72x

© 2025 Insight. All Rights Reserved. 24 Three Months Ended March 31, US Dollars in $000s 2025 2024 2023 Adjusted Consolidated Earnings from Operations: GAAP consolidated EFO $ 60,103 $ 99,986 $ 77,461 Amortization of intangible assets 18,548 14,925 8,310 Change in fair value of earnout liabilities 15,200 941 — Other** 8,501 5,898 8,186 Adjusted non-GAAP consolidated EFO $ 102,352 $ 121,750 $ 93,957 GAAP EFO as a percentage of net sales 2.9% 4.2% 3.3 % Adjusted non-GAAP EFO as a percentage of net sales 4.9% 5.1% 4.0% * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, (viii) gains and losses from the revaluation of warrant settlement liabilities, and (ix) the tax effects of each of these items, as applicable ** Includes transformation costs of $1.3 million, $2.3 million and $4.0 million for the three months ended March 31, 2025, 2024 and 2023, respectively. Includes severance and restructuring expenses, net of $7.0 million, $2.2 million and $3.8 million for the three months ended March 31, 2025, 2024 and 2023, respectively Reconciliation of GAAP to Non-GAAP Financial Measures*

© 2025 Insight. All Rights Reserved. 25 Three Months Ended March 31, US Dollars in $000s, except per share data 2025 2024 2023 Adjusted Consolidated Net Earnings: GAAP consolidated net earnings $ 7,514 $ 67,027 $ 49,972 Amortization of intangible assets 18,548 14,925 8,310 Change in fair value of earnout liabilities 15,200 941 — Net loss on revaluation of warrant settlement liabilities 25,069 — — Other** 8,501 5,898 8,186 Income taxes on non-GAAP adjustments (7,007) (5,439) (4,201) Adjusted non-GAAP consolidated net earnings $ 67,825 $ 83,352 $ 62,267 Adjusted Diluted Earnings Per Share: GAAP diluted EPS $ 0.22 $ 1.74 $ 1.34 Amortization of intangible assets 0.53 0.39 0.22 Change in fair value of earnout liabilities 0.44 0.02 — Net loss on revaluation of warrant settlement liabilities 0.72 — — Other 0.25 0.16 0.22 Income taxes on non-GAAP adjustments (0.20) (0.14) (0.11) Impact of benefit from note hedge 0.10 0.20 0.11 Adjusted non-GAAP diluted EPS $ 2.06 $ 2.37 $ 1.78 Shares used in diluted EPS calculation 34,683 38,435 37,207 Impact of benefit from note hedge (1,731) (3,228) (2,310) Shares used in Adjusted non-GAAP diluted EPS calculation 32,952 35,207 34,897 * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, (viii) gains and losses from the revaluation of warrant settlement liabilities, and (ix) the tax effects of each of these items, as applicable ** Includes transformation costs of $1.3 million, $2.3 million and $4.0 million for the three months ended March 31, 2025, 2024 and 2023, respectively. Includes severance and restructuring expenses, net of $7.0 million, $2.2 million and $3.8 million for the three months ended March 31, 2025, 2024 and 2023, respectively Reconciliation of GAAP to Non-GAAP Financial Measures* (continued)

© 2025 Insight. All Rights Reserved. 26 Three Months Ended March 31, US Dollars in $000s 2025 2024 Adjusted North America Earnings from Operations: GAAP EFO from North America segment $ 50,790 $ 84,023 Amortization of intangible assets 16,804 13,146 Change in fair value of earnout liabilities 15,200 465 Other** 4,171 5,150 Adjusted non-GAAP EFO from North America segment $ 86,965 $ 102,784 Adjusted EMEA Earnings from Operations: GAAP EFO from EMEA segment $ 5,011 $ 11,190 Amortization of intangible assets 1,744 1,670 Change in fair value of earnout liabilities — 476 Other 4,263 678 Adjusted non-GAAP EFO from EMEA segment $ 11,018 $ 14,014 Adjusted APAC Earnings from Operations: GAAP EFO from APAC segment $ 4,302 $ 4,773 Amortization of intangible assets — 109 Other 67 70 Adjusted non-GAAP EFO from APAC segment $ 4,369 $ 4,952 * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, (viii) gains and losses from the revaluation of warrant settlement liabilities, and (ix) the tax effects of each of these items, as applicable ** Includes transformation costs of $0.9 million and $2.3 million for the three months ended March 31, 2025 and 2024, respectively. Includes severance and restructuring expenses, net of $3.1 million and $1.6 million for the three months ended March 31, 2025 and 2024 Reconciliation of GAAP to Non-GAAP Financial Measures* (continued)

© 2025 Insight. All Rights Reserved. 27 Three Months Ended March 31, US Dollars in $000s 2025 2024 Adjusted Consolidated EBITDA: GAAP consolidated net earnings $ 7,514 $ 67,027 Interest expense 17,739 15,269 Income tax expense 11,495 21,165 Depreciation and amortization of property and equipment 7,231 6,961 Amortization of intangible assets 18,548 14,925 Change in fair value of earnout liabilities 15,200 941 Net loss on revaluation of warrant settlement liabilities 25,069 — Other* 8,501 5,898 Adjusted non-GAAP EBITDA $ 111,297 $ 132,186 Net earnings as a % of net sales 0.4% 2.8 % Adjusted non-GAAP EBITDA margin 5.3% 5.6% * Includes transformation costs of $1.3 million and $2.3 million for the three months ended March 31, 2025 and 2024, respectively. Includes severance and restructuring expenses, net of $7.0 million and $2.2 million for the three months ended March 31, 2025 and 2024 Reconciliation of GAAP to Non-GAAP Financial Measures (continued)

© 2025 Insight. All Rights Reserved. 28 1 Assumed tax rate of 26.0% 2 Average of previous five quarters 3 Computed as GAAP consolidated EFO, net of tax of $90,662 and $115,003 for the twelve months ended March 31, 2025 and 2024, respectively, divided by invested capital 4 Computed as Adjusted non-GAAP consolidated EFO, net of tax, divided by invested capital 5 Includes transformation costs of $17.4 million and $14.8 million for the twelve months ended March 31, 2025 and 2024, respectively. Includes certain third-party data center service outage related recoveries in excess of expenses of $2.1 million for the twelve months ended March 31, 2025. Includes certain third-party data center service outage related expenses, net of recoveries of $5.0 million for the twelve months ended March 31, 2024. Includes severance and restructuring expenses, net of $36.4 million and $4.5 million for the twelve months ended March 31, 2025 and 2024, respectively Twelve Months Ended March 31, US Dollars in $000s 2025 2024 Adjusted Return on Invested Capital: GAAP consolidated EFO $ 348,701 $ 442,320 Amortization of intangible assets 73,204 42,846 Change in fair value of earnout liabilities 6,410 941 Other5 54,659 33,813 Adjusted non-GAAP consolidated EFO $ 482,974 $ 519,920 Income tax expense1 125,573 135,179 Adjusted non-GAAP consolidated EFO, net of tax $ 357,401 $ 384,741 Average stockholders’ equity2 $ 1,746,178 $ 1,651,965 Average debt2 957,752 739,136 Average cash2 (306,790) (252,769) Invested Capital $ 2,397,140 $ 2,138,332 Adjusted non-GAAP ROIC (from GAAP consolidated EFO)3 10.8% 15.3 % Adjusted non-GAAP ROIC (from non-GAAP consolidated EFO)4 14.9% 18.0 % Reconciliation of GAAP to Non-GAAP Financial Measures (continued)

© 2025 Insight. All Rights Reserved. 29 Three Months Ended March 31, US Dollars in $000s 2025 2024 Adjusted Consolidated Selling and Administrative Expenses: GAAP selling and administrative expenses $ 339,173 $ 337,434 Less: Change in fair value of earnout liabilities 15,200 941 Less: Other* 19,848 17,315 Adjusted non-GAAP selling and administrative expenses $ 304,125 $ 319,178 GAAP selling and administrative expenses** 16.1% 14.2 % Adjusted non-GAAP selling and administrative expenses** 14.5% 13.4% * “Other” includes (i) amortization of intangible assets, (ii) certain executive recruitment and hiring-related expenses, and (iii) transformation costs ** As a percentage of IEI net sales Reconciliation of GAAP to Non-GAAP Financial Measures (continued)

© 2025 Insight. All Rights Reserved. 30 Twelve Months Ended March 31, US Dollars in $000s 2025 Adjusted Free Cash Flow: Net cash provided by operating activities $ 463,716 Less: Purchases of property and equipment 47,430 Adjusted non-GAAP free cash flow $ 416,286 Net cash used in investing activities $ (303,926) Net cash used in financing activities $ (211,477) Adjusted Consolidated Net Earnings: GAAP consolidated net earnings $ 190,178 Amortization of intangible assets 73,204 Change in fair value of earnout liabilities 6,410 Net loss on revaluation of warrant settlement liabilities 25,069 Other** 54,659 Income taxes on non-GAAP adjustments (26,866) Adjusted non-GAAP consolidated net earnings $ 322,654 Net cash provided by operating activities as % net earnings 244 % Adjusted free cash flow as % of adjusted net earnings 129% * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, (viii) gains and losses from the revaluation of warrant settlement liabilities, and (ix) the tax effects of each of these items, as applicable ** Includes transformation costs of $17.4 million, certain third-party data center service outage related recoveries in excess of expenses of $2.1 million, and severance and restructuring expenses, net of $36.4 million for the twelve months ended March 31, 2025 Reconciliation of GAAP to Non-GAAP Financial Measures* (continued)

Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

US Dollars in $000s	Three Months Ended June 30, 2024	Three Months Ended June 30, 2023	Three Months Ended September 30, 2024	Three Months Ended September 30, 2023	Three Months Ended December 31, 2024	Three Months Ended December 31, 2023
Adjusted Consolidated Earnings from Operations:						
GAAP consolidated EFO	$ 131,073	$ 118,611	$ 92,851	$ 91,862	$ 64,674	$ 131,861
Amortization of intangible assets	17,357	8,285	18,702	8,648	18,597	10,988
Change in fair value of earnout liabilities	(25,148)	—	(6,442)	—	22,800	—
Other	7,810	2,812	15,006	19,280	23,342	5,823
Adjusted non-GAAP consolidated EFO	$ 131,092	$ 129,708	$ 120,117	$ 119,790	$ 129,413	$ 148,672
GAAP EFO as a percentage of net sales	6.1%	5.0%	4.4%	4.1%	3.1%	5.9%
Adjusted non-GAAP EFO as a percentage of net sales	6.1%	5.5%	5.8%	5.3%	6.2%	6.6%

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, (viii) gains and losses from the revaluation of warrant settlement liabilities, and (ix) the tax effects of each of these items, as applicable

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Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

US Dollars in $000s, except per share data	Three Months Ended June 30, 2024	Three Months Ended June 30, 2023	Three Months Ended September 30, 2024	Three Months Ended September 30, 2023	Three Months Ended December 31, 2024	Three Months Ended December 31, 2023
Adjusted Consolidated Net Earnings:						
GAAP consolidated net earnings	$ 87,444	$ 80,482	$ 58,208	$ 60,247	$ 37,012	$ 90,608
Amortization of intangible assets	17,357	8,285	18,702	8,648	18,597	10,988
Change in fair value of earnout liabilities	(25,148)	—	(6,442)	—	22,800	—
Other	7,810	2,812	15,006	19,280	23,342	5,823
Income taxes on non-GAAP adjustments	(734)	(3,032)	(8,505)	(6,496)	(10,620)	(4,287)
Adjusted non-GAAP consolidated net earnings	$ 86,729	$ 88,547	$ 76,969	$ 81,679	$ 91,131	$ 103,132
Adjusted Diluted Earnings Per Share:						
GAAP diluted EPS	$ 2.27	$ 2.17	$ 1.52	$ 1.62	$ 0.99	$ 2.42
Amortization of intangible assets	0.45	0.22	0.49	0.23	0.50	0.29
Change in fair value of earnout liabilities	(0.65)	—	(0.17)	—	0.61	—
Other	0.20	0.08	0.39	0.52	0.63	0.16
Income taxes on non-GAAP adjustments	(0.02)	(0.08)	(0.22)	(0.17)	(0.29)	(0.11)
Impact of benefit from note hedge	0.21	0.17	0.18	0.17	0.22	0.22
Adjusted non-GAAP diluted EPS	$ 2.46	$ 2.56	$ 2.19	$ 2.37	$ 2.66	$ 2.98
Shares used in diluted EPS calculation	38,567	37,039	38,331	37,203	37,212	37,513
Impact of benefit from note hedge	(3,322)	(2,516)	(3,258)	(2,774)	(3,011)	(2,874)
Shares used in Adjusted non-GAAP diluted EPS calculation	35,245	34,523	35,073	34,429	34,201	34,639

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, (viii) gains and losses from the revaluation of warrant settlement liabilities, and (ix) the tax effects of each of these items, as applicable

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Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

US Dollars in $000s	2022	TTM Q1-23	TTM Q2-23	TTM Q3-23	2023	TTM Q1-24	TTM Q2-24	TTM Q3-24	2024	TTM Q1-25
Adjusted Consolidated Earnings from Operations:										
GAAP consolidated EFO	$ 413,700	$ 411,312	$ 400,367	$ 401,950	$ 419,795	$ 442,320	$ 454,782	$ 455,771	$ 388,584	$ 348,701
Amortization of intangible assets	32,892	33,277	33,658	33,320	36,231	42,846	51,918	61,972	69,581	73,204
Change in fair value of earnout liabilities	—	—	—	—	—	941	(24,207)	(30,649)	(7,849)	6,410
Other	20,018	26,421	24,999	36,450	36,101	33,813	38,811	34,537	52,056	54,659
Adjusted non-GAAP consolidated EFO	$ 466,610	$ 471,010	$ 459,024	$ 471,720	$ 492,127	$ 519,920	$ 521,304	$ 521,631	$ 502,372	$ 482,974
GAAP EFO as a percentage of net sales	4.0%	4.1%	4.1%	4.3%	4.6%	4.8%	5.0%	5.1%	4.5%	4.1%
Adjusted non-GAAP EFO as a percentage of net sales	4.5%	4.7%	4.7%	5.0%	5.4%	5.6%	5.8%	5.9%	5.8%	5.7%

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, (viii) gains and losses from the revaluation of warrant settlement liabilities, and (ix) the tax effects of each of these items, as applicable

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Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

US Dollars in $000s, except per share data	2022	TTM Q1-23	TTM Q2-23	TTM Q3-23	2023	TTM Q1-24	TTM Q2-24	TTM Q3-24	2024	TTM Q1-25
Adjusted Consolidated Net Earnings:										
GAAP consolidated net earnings	$ 280,608	$ 273,949	$ 265,247	$ 268,178	$ 281,309	$ 298,364	$ 305,326	$ 303,287	$ 249,691	$ 190,178
Amortization of intangible assets	32,892	33,277	33,658	33,320	36,231	42,846	51,918	61,972	69,581	73,204
Change in fair value of earnout liabilities	—	—	—	—	—	941	(24,207)	(30,649)	(7,849)	6,410
Net loss on revaluation of warrant settlement liabilities	—	—	—	—	—	—	—	—	—	25,069
Other	20,018	26,421	24,999	36,450	36,101	33,813	38,811	34,537	52,056	54,659
Income taxes on non-GAAP adjustments	(13,306)	(15,107)	(15,061)	(17,262)	(18,016)	(19,254)	(16,956)	(18,965)	(25,298)	(26,866)
Adjusted non-GAAP consolidated net earnings	$ 320,212	$ 318,540	$ 308,843	$ 320,686	$ 335,625	$ 356,710	$ 354,892	$ 350,182	$ 338,181	$ 322,654
Adjusted Diluted Earnings Per Share:										
GAAP diluted EPS	$ 7.66	$ 7.47	$ 7.22	$ 7.26	$ 7.55	$ 7.95	$ 8.05	$ 7.94	$ 6.55	$ 5.11
Amortization of intangible assets	0.90	0.91	0.92	0.90	0.97	1.14	1.37	1.62	1.82	1.97
Change in fair value of earnout liabilities	—	—	—	—	—	0.03	(0.64)	(0.80)	(0.21)	0.17
Net loss on revaluation of warrant settlement liabilities	—	—	—	—	—	—	—	—	—	0.67
Other	0.55	0.72	0.68	0.99	0.97	0.90	1.02	0.90	1.37	1.47
Income taxes on non-GAAP adjustments	(0.36)	(0.41)	(0.41)	(0.47)	(0.48)	(0.51)	(0.45)	(0.50)	(0.66)	(0.72)
Impact of benefit from note hedge	0.36	0.40	0.45	0.57	0.68	0.77	0.82	0.83	0.81	0.72
Adjusted non-GAAP diluted EPS	$ 9.11	$ 9.09	$ 8.86	$ 9.25	$ 9.69	$ 10.28	$ 10.17	$ 9.99	$ 9.68	$ 9.39
Shares used in diluted EPS calculation	36,620	36,676	36,731	36,946	37,241	37,548	37,930	38,212	38,136	37,198
Impact of benefit from note hedge	(1,466)	(1,624)	(1,868)	(2,264)	(2,619)	(2,848)	(3,050)	(3,171)	(3,205)	(2,830)
Shares used in Adjusted non-GAAP diluted EPS calculation	35,154	35,052	34,863	34,682	34,622	34,700	34,880	35,041	34,931	34,368

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, (viii) gains and losses from the revaluation of warrant settlement liabilities, and (ix) the tax effects of each of these items, as applicable

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Financial Results by Offering Category

US Dollars in $000s	Q1-23	Q2-23	Q3-23	Q4-23	FY 2023	Q1-24	Q2-24	Q3-24	Q4-24	FY 2024	Q1-25
Consolidated IEI by Offering Category:											
Hardware	$ 1,328,845	$ 1,310,273	$ 1,301,155	$ 1,148,664	$ 5,088,937	$ 1,134,727	$ 1,172,641	$ 1,137,518	$ 1,130,014	$ 4,574,900	$ 1,141,516
Software	638,800	635,336	588,999	679,316	2,542,451	829,228	553,794	536,261	521,457	2,440,740	566,284
Total Products	1,967,645	1,945,609	1,890,154	1,827,980	7,631,388	1,963,955	1,726,435	1,673,779	1,651,471	7,015,640	1,707,800
Agent Services	143,543	178,948	154,168	188,305	664,964	183,634	197,798	175,605	188,475	745,512	169,907
Insight Delivered Services	212,759	225,039	221,964	219,726	879,488	231,896	237,429	238,502	232,719	940,546	225,849
Total Services	356,302	403,987	376,132	408,031	1,544,452	415,530	435,227	414,107	421,194	1,686,058	395,756
Total Net Sales	$ 2,323,947	$ 2,349,596	$ 2,266,286	$ 2,236,011	$ 9,175,840	$ 2,379,485	$ 2,161,662	$ 2,087,886	$ 2,072,665	$ 8,701,698	$ 2,103,556
Hardware Cost	$ 1,169,795	$ 1,152,211	$ 1,142,298	$ 1,002,407	$ 4,466,711	$ 986,909	$ 1,021,148	$ 982,489	$ 978,207	$ 3,968,753	$ 994,519
Software Cost	602,934	597,237	555,245	637,051	2,392,467	784,675	515,122	503,782	487,483	2,291,062	537,307
Total Product Cost	1,772,729	1,749,448	1,697,543	1,639,458	6,859,178	1,771,584	1,536,270	1,486,271	1,465,690	6,259,815	1,531,826
Services Cost	159,903	166,958	159,873	160,403	647,137	166,973	172,027	169,530	167,337	675,867	165,253
Total Cost of Goods Sold	$ 1,932,632	$ 1,916,406	$ 1,857,416	$ 1,799,861	$ 7,506,315	$ 1,938,557	$ 1,708,297	$ 1,655,801	$ 1,633,027	$ 6,935,682	$ 1,697,079
Product Gross Profit	$ 194,916	$ 196,161	$ 192,611	$ 188,522	$ 772,210	$ 192,371	$ 190,165	$ 187,508	$ 185,781	$ 755,825	$ 175,974
Services Gross Profit	196,399	237,029	216,259	247,628	897,315	248,557	263,200	244,577	253,857	1,010,191	230,503
Total Gross Profit	$ 391,315	$ 433,190	$ 408,870	$ 436,150	$ 1,669,525	$ 440,928	$ 453,365	$ 432,085	$ 439,638	$ 1,766,016	$ 406,477
% of Total Net Sales:											
Hardware	57%	56%	57%	51%	55%	48%	54%	54%	55%	53%	54%
Software	27%	27%	26%	30%	28%	35%	26%	26%	25%	28%	27%
Total Products	85%	83%	83%	82%	83%	83%	80%	80%	80%	81%	81%
Agent Services	6%	8%	7%	8%	7%	8%	9%	8%	9%	9%	8%
Insight Delivered Services	9%	10%	10%	10%	10%	10%	11%	11%	11%	11%	11%
Total Services	15%	17%	17%	18%	17%	17%	20%	20%	20%	19%	19%
% of Total Services Net Sales:											
Agent Services	40%	44%	41%	46%	43%	44%	45%	42%	45%	44%	43%
Insight Delivered Services	60%	56%	59%	54%	57%	56%	55%	58%	55%	56%	57%

Note: Numbers may not foot or cross foot due to immaterial rounding

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35

© 2025 Insight. All Rights Reserved. 36 • Insight settled 3,586,212 of the total originally outstanding 5,123,160 warrants in cash in Q1 and Q2 2025 • The remaining 1,536,948 warrants will mature on May 15, 2025 and settle towards the end of 2025 • DEPS will continue to be impacted by the net shares owed on the warrants until they are settled and/or issued • DEPS incremental shares for GAAP reporting purposes are not issued at the time of reporting NSIT stock price Relevance of stock price Net shares owed on Warrants* $ 51.56 Price at issuance of Notes — $ 103.12 Warrants strike price — $ 140.00 Example average quarterly stock price 404,876 $ 160.00 Example average quarterly stock price 546,385 Example calculation - net shares owed on Warrants Warrants issued [a] Excess ave. share price [b] Value of excess [c = a x b] Dilutive shares [d = c / $140] $140 average share price for quarter 1,536,948 $36.88 $56,682,642 404,876 *Additional shares to be included in our weighted average shares outstanding calculation for each quarter Warrants (Illustrative example)